UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 13, 2015

(Date of earliest event reported: December 1, 2014)

SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-50142 (Commission File Number)	20- 4956638 (I.R.S. Employer Identification No.)

3400 Douglas Boulevard, Suite 285
Roseville, California 95661-3875
(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on Form 8-K of Solar Power, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) on December 5, 2014 (the “Original Form 8-K”) disclosing, among other things, the Company’s acquisition of all the outstanding capital stock of Sinsin Renewable Investment Limited on December 1, 2014. This Form 8-K/A includes the historical financial information of Sinsin Renewable Investment Limited and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Unregistered Sales of Equity Securities.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheet of Sinsin Renewable Investment Limited and its subsidiaries as of December 31, 2013, and the related consolidated statement of profit or loss and other comprehensive income, changes in equity, and cash flows for the period from May 8, 2013 (date of incorporation) to December 31, 2013, including the notes thereto, and the related report of KPMG Huazhen (SGP) (“KPMG Huazhen”), independent accounting firm, are attached as Exhibit 99.1 to this Form 8-K/A.

The audited balance sheet of Photovoltaika Parka Verioa I Anonymi Etaireia as of December 31, 2013 and 2012, and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the year ended December 31, 2013 and the period from February 15, 2012 (date of incorporation) to December 31, 2012, including the notes thereto, and the related report of KPMG Huazhen are attached as Exhibit 99.2 to this Form 8-K/A.

The audited balance sheet of Jasper PV Makedonia Production of Energiaki S.A. as of December 31, 2013 and 2012, and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the year ended December 31, 2013 and the period from April 10, 2012 (date of incorporation) to December 31, 2012, including the notes thereto, and the related report of KPMG Huazhen are attached as Exhibit 99.3 to this Form 8-K/A.

The audited balance sheet of Astraios Energeiaki Photovoltaic Projects A.E. as of December 31, 2013 and 2012, and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the years then ended, including the notes thereto, and the related report of KPMG Huazhen are attached as Exhibit 99.4 to this Form 8-K/A.

The audited balance sheet of Orion Energeiaki Anonimi Etaireia as of December 31, 2013 and 2012, and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the years then ended, including the notes thereto, and the related report of KPMG Huazhen are attached as Exhibit 99.5 to this Form 8-K/A.

The unaudited interim condensed consolidated balance sheet of Sinsin Renewable Investment Limited as of June 30, 2014, and the related interim condensed consolidated statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the six-month period ended June 30, 2014 and the period from May 8, 2013 (date of incorporation) to June 30, 2013, including the notes thereto, are attached as Exhibit 99.6 to this Form 8-K/A.

(b)	Pro Forma Financial Information.

The unaudited pro forma interim condensed combined balance sheet as of September 30, 2014, and the pro forma interim condensed combined statement of operations for the nine-month period ended September 30, 2014, and the accompanying notes, are attached as Exhibit 99.7 to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1

Audited consolidated balance sheet of Sinsin Renewable Investment Limited and its subsidiaries as of December 31, 2013, and the related consolidated statement of profit or loss and other comprehensive income, changes in equity, and cash flows for the period from May 8, 2013 (date of incorporation) to December 31, 2013, including the notes thereto.

99.2

Audited balance sheet of Photovoltaika Parka Verioa I Anonymi Etaireia as of December 31, 2013 and 2012, and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the year ended December 31, 2013 and the period from February 15, 2012 (date of incorporation) to December 31, 2012, including the notes thereto.

99.3

Audited balance sheet of Jasper PV Makedonia Production of Energiaki S.A. as of December 31, 2013 and 2012, and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the year ended December 31, 2013 and the period from April 10, 2012 (date of incorporation) to December 31, 2012, including the notes thereto.

99.4

Audited balance sheet of Astraios Energeiaki Photovoltaic Projects A.E. as of December 31, 2013 and 2012, and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the years then ended, including the notes thereto.

99.5

Audited balance sheet of Orion Energeiaki Anonimi Etaireia as of December 31, 2013 and 2012, and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the years then ended, including the notes thereto.

99.6

Unaudited condensed consolidated balance sheet of Sinsin Renewable Investment Limited as of June 30, 2014, the related condensed consolidated statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the six-month period ended June 30, 2014 and the period from May 8, 2013 (date of incorporation) to June 30, 2013, including the notes thereto.

99.7

Unaudited pro forma interim condensed combined balance sheet as of September 30, 2014, and the pro forma interim condensed combined statement of operations for the nine-month period ended September 30, 2014, and the accompanying notes.

Forward-Looking Statements

This Form 8-K/A contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, particularly with respect to the Company’s acquisition of all the outstanding capital stock of Sinsin. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “project,” “assume,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “opportunity,” or similar terminology. These statements are based upon management’s current expectations, assumptions and estimates, including the estimates and assumptions related to the preparation of the pro forma financial information contained herein, and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in the forward-looking statements due to a variety of risks and uncertainties and other factors.

Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company’s filings with the SEC, including the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 13, 2014 (including under the headings “Forward Looking Statements” and “Risk Factors”) and other reports filed with the SEC. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: February 13, 2015	/s/ Amy Jing Liu Name: Amy Jing Liu Title: Chief Financial Officer